EXHIBIT 23

                               INDEMNITY AGREEMENT
                               -------------------

     This Indemnity Agreement (this "Indemnity Agreement"), dated as of _______, 1996, is by Steven Simon and Helen Porter (together, the "Indemnitors"), for the benefit of AutoLend Group, Inc. (the "Indemnitee").

                                    RECITALS
                                    --------

     WHEREAS, the Indemnitee has paid to the Indemnitors an aggregate of $_____ (the "Payment") pursuant to paragraph ___ of the Stipulation and Agreement of Compromise, Settlement and Release, between the Indemnitee and certain other parties, dated ______, 1996; and

     WHEREAS, as a material inducement to the Indemnitee to make the Payment, the Indemnitors have agreed to indemnify the Indemnitee, and the Indemnitee desires to be so indemnified, in the manner and to the extent provided herein.

     NOW, THEREFORE, in consideration of the foregoing premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Indemnitee and the Indemnitors hereby agree as follows:

     1. Definitions. Reference is made to that certain Escrow Agreement (the "Escrow Agreement") between the Indemnitors, the Company and _____, as escrow agent (the "Escrow Agent"), dated the date hereof, pursuant to which the Indemnitors have deposited with the Escrow Agent $25,000. Capitalized terms used in this Indemnity Agreement without definition shall have the meanings ascribed to them in the Escrow Agreement.

     2 Indemnification. The Indemnitors agree to indemnify and hold harmless the Indemnitee from and against any and all losses, damages, liabilities, taxes, interest, penalties and related costs and expenses (including reasonable legal fees and expenses) (collectively, "Liabilities") incurred by the Indemnitee by reason of any claim, alleged claim or other assertion by any federal, state or local taxing authority that the Payment was subject to withholding, provided, however, that the term "Liabilities" shall not include (1) the amount of the Indemnitee's share of FICA or FUTA or (2) any amounts which would have been imposed on Indemnitee under any state or local unemployment insurance, disability, worker's compensation or other similar law, in connection with the Payment if the Payment had been subject to the withholding of federal, state or local tax at the time paid; provided, further, that if the Indemnitors have timely paid in full all federal, state and local taxes due in respect of the Payment, the term "Liabilities" shall also not include the amount of the federal, state or local tax which the Indemnitee would have been required to withhold if the Payment had been subject to federal, state and local withholding tax at the time paid; and, provided, further, that the Indemnitors shall not be required to indemnify and hold harmless the Indemnitee for any Liabilities with respect to which the Indemnitee fails to comply with paragraph 3 hereof if such failure shall have materially prejudiced Indemnitors' defense against such claim.

     3. Notice of Claims. The Indemnitee agrees to give prompt written notice to the Indemnitors, of any claim by any federal, state or local taxing authority which might give rise to a claim under this Indemnity Agreement, stating the nature and basis of said claim and the amount thereof to the extent known. The Indemnitors shall have the right to elect to defend such claim, with counsel reasonably satisfactory to the Indemnitee by written notice to the Indemnitee within 15 days after receipt of such notice. The Indemnitee shall not compromise or settle such claim without the written consent of the Indemnitors, which consent shall not be unreasonably withheld. The Indemnitee shall make available to the Indemnitors and their attorneys and accountants all books and records of the Indemnitee relating to such proceedings or litigation, and shall render such assistance, at the sole cost and expense of the Indemnitors as may reasonably be required by the Indemnitors in order to ensure the proper and adequate defense of any such claim. Any books and records of the Indemnitee provided to the Indemnitors pursuant to this Agreement shall be maintained in strict confidence and shall not be disclosed to any parties, including, without limitation, any taxing authorities, without either the express written consent of the Indemnitee or a written agreement delivered to the Indemnitee signed by the party to whom such books and records shall be made available in which such party agrees to maintain the confidentiality of such books and records; provided, however, that if the disclosure of such books and records is required by law, or court order, subpoena or similar ruling, or, if in the reasonable and good faith advice of counsel to the Indemnitors, the disclosure of such books and records is necessary for the proper and adequate defense of such claim, then prior to such disclosure, the Indemnitors shall: (i) provide prior written notice of such fact to the Indemnitee as soon as practicable in advance of such disclosure; (ii) cooperate with the Indemnitee in seeking a protective or similar order with respect to such disclosure; and (iii) disclose only such of the books and records as shall be necessary, in the reasonable and good faith advice of counsel to the Indemnitors, to comply with such law or to make such proper and adequate defense.

     4. Collateralization of Obligations; Escrow. Subject to the terms of the Escrow Agreement, the Indemnitee shall have recourse to satisfy the obligations of the Indemnitors hereunder to the Escrowed Funds held at any time by the Escrow Agent pursuant to the Escrow Agreement. Notwithstanding anything in this paragraph 4 to the contrary, the Indemnitee's rights against the Indemnitors with respect to the Indemnitors' obligations under this Agreement shall not be deemed to be non-recourse to the Escrowed Funds, and following recourse of such Escrowed Funds, the Indemnitee shall have full recourse against the Indemnitors to satisfy any remaining obligations of the Indemnitors to the Indemnitee arising hereunder.

     5. Notices. All demands, notices and communications hereunder shall be in writing and shall be deemed to have been duly given if mailed, by registered or certified mail, return receipt requested, or, if by other means, when received by the other parties at (a) in the case of the Indemnitors, at
_______________________   or  (b)   in  the   case   of   the   Indemnitee,   at
____________________________________ or in any case at such other address as may hereafter be furnished to the other parties by like notice. Any such demand, notice or communication hereunder shall be deemed to have been received on the date delivered to or received at the premises of the addressee (as evidenced, in the case of registered or certified mail, by the date noted on the return receipt).


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

     6. Counterparts. This Indemnity Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all such counterparts shall constitute one and the same instrument.

     7. Governing Law; Jurisdiction. This Indemnity shall be construed and governed in accordance with the internal laws of the State of Delaware, without regard to principles of conflict of law. Each of the parties hereto agrees to submit to the jurisdiction of the federal or state courts located in the county of New Castle, State of Delaware, in any action arriving out of or relating to this Agreement.

     IN WITNESS WHEREOF, the Indemnitors have duly executed this Indemnity Agreement as of the day and year first written above.

                                        Indemnitors:

                                        ____________________________________
                                                  Steven Simon


                                        ____________________________________
                                                  Helen Porter



                                        Indemnitee:

                                        AUTOLEND GROUP, INC.


                                        by:__________________________________

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